UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 12, 2018

Aceto Corporation

(Exact Name of Registrant as Specified in its Charter)

New York	000-04217	11-1720520
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4 Tri Harbor Court, Port Washington, NY 11050

(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code:  (516) 627-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition

As set forth in the Company’s press release dated April 18, 2018, the Company anticipates recording non-cash intangible asset impairment charges, including goodwill, in the range of $230 million to $260 million on certain currently marketed and pipeline generic products as a result of continued intense competitive and pricing pressures. The Company is in the process of finalizing the exact amount of the impairment charges. The Company expects that the analysis supporting the impairment will be completed in time to allow for its recording in the quarter ended March 31, 2018. A copy of the press release is attached hereto as Exhibit 99.1.

The information in this Item 2.02,  and the related information in Exhibit 99.1 to this Current Report on Form 8-K, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section, nor shall it be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On April 12, 2018,  Edward J. Borkowski, Chief Financial Officer of Aceto Corporation (the “Company”), notified the Company that he will resign from his role as Chief Financial Officer, effective April 19, 2018.

On April 18, 2018, the Company announced that it has appointed Rebecca Roof, age 62, to serve as the Company’s Interim Chief Financial Officer, effective April 18, 2018. Ms. Roof is a highly experienced finance professional, having served as a Managing Director at AlixPartners LLP for more than 15 years. While at AlixPartners, Ms. Roof has served as Interim Chief Financial Officer of the Eastman Kodak Company, Atkins Nutritionals, Anchor Glass Corporation, Fleming Foods, and several privately held entities. Her pharmaceutical and specialty chemicals experience includes leadership roles at Taro Pharmaceuticals and LyondellBasell, also while at AlixPartners. The Company will pay a flat monthly fee of $250,000 for her services.

Item 7.01 Regulation FD

On April 18, 2018, the Company issued a press release announcing, among other corporate and financial developments, the resignation of Mr. Borkowski from his role as Chief Financial Officer of the Company and the appointment of Rebecca Roof as the Company’s Interim Chief Financial Officer. A copy of the press release is attached hereto as Exhibit 99.1.

Exhibit 99.1 to this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section, nor shall it be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibit No.	Description.

	99.1	Press Release, dated April 18, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ACETO CORPORATION

Date: April 18, 2018	By:	/s/ William C. Kennally, III
William C. Kennally, III
President and CEO